                                  Exhibit 31.1

                                  CERTIFICATION

I, Richard Bachman, President and Chief Executive Officer of Lakefield

Ventures Inc., certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of Lakefield

     Ventures Inc.;

2.   Based on my knowledge, this quarterly report does not contain any untrue statement of material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my knowledge, the financial statements, and other financial information included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules

     13a-15(f) and 15d-15(f)) for the small business issuer and I have:

     a)   designed such  disclosure  controls  and  procedures  to ensure  that material information relating to the small business issuer,  including its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b)   designed such internal  control over  financial  reporting,  or caused such disclosure  control  and  procedures  to be  designed  under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance  with generally  accepted  accounting principles;

     c)   evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered by this  quarterly  report  based on such evaluation; and

    d)    disclosed in this  quarterly  report any change in the small  business issuer's internal  control over  financial  reporting  that  occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.  I have disclosed, based on my most recent evaluation of internal controls over financial  reporting, to the small business  issuer's auditors and the audit committee  of the small  business  issuer's  board of  directors  (or persons performing the equivalent functions):

   (a) all significant  deficiencies and material weaknesses in the design or

       operation of internal  control  over  financial   reporting  which  are

       reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and reporting financial information; and

   (b) any fraud,  whether or not material,  that  involves  management or other employees who have a  significant  role in the small  business  issuer's internal control over financial reporting.

Date: February 21, 2006                   /s/ Richard Bachman

                                     --------------------------------

                                        Richard Bachman

                                        President,

                                        and Director

                                        (Principal Accounting and Executive

                                         Officer)